EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-Q of KAR Auction Services, Inc. (the “Company”) for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James P. Hallett, as Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)              The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2)              the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James P. Hallett
James P. Hallett
Chief Executive Officer

Date: January 17, 2012